SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 4, 2005

(Date of Report)

February 1, 2005

(Date of Earliest Event Reported)

US Wireless Online, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-61424 (Commission File Number)	82-0505220 (IRS Employer I.D. No.)

500 West Jefferson Street, Suite 2350

Louisville,  KY  40202

(Address of Principal Executive Offices)

(502) 891-4476

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 2, 2005, U.S. Wireless Online, Inc. (“we” or the “Corporation”) consummated a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”) under which the Corporation agreed to sell and the Purchasers agreed to purchase callable secured convertible notes due January 28, 2008 (each, a “Note”) in the aggregate principal amount of up to $3,000,000 bearing interest at the rate of 8% per annum and convertible into shares of the Corporation's Common Stock at a conversion price (the “Conversion Price”) of the lower of the fixed conversion price of $.25 or 60% of the Market Price, defined in the Purchase Agreement as the average of the lowest three trading prices for our Common Stock during the twenty trading day period ending one trading day prior to the date the conversion notice is sent to us. The interest rate of the notes drops to zero percent under certain conditions as set forth in the Notes.  We can also call the Notes for prepayment under certain conditions. At no time will the Corporation convert the Notes so as to place the investors in a beneficial ownership position in excess of 4.9% of the Corporation’s total issued and outstanding stock.  The Notes are issuable together with warrants (each, a “Warrant”), to purchase in the aggregate of 3,000,000 shares of our Common Stock.

Each investor received (or will receive based on investments at subsequent Closings) Warrants to purchase shares of Common Stock equal to one share for each one dollar principal amount of Notes purchased by that investor. The Warrants are exercisable at $0.3213 per share commencing on the Closing Date on which they are issued and expire five years from the date of issuance.

On February 2, 2005, (the “Closing Date” of the initial “Closing” under the Purchase Agreement), we completed the sale of an aggregate of $1,500,000 in Notes and accompanying Warrants under the Purchase Agreement which resulted in net proceeds to the Corporation of $1,452,000. Under the Purchase Agreement, the Purchasers have agreed to purchase additional installments of $750,000 principal amount of Notes upon filing of the registration statement that we are required to file under the registration rights agreement referred to below, and of $750,000 principal amount of Notes when this registration statement has been declared effective by the Securities and Exchange Commission (the “Commission”).

In connection with the Purchase Agreement, we have entered into a security agreement (the “Security Agreement”) and an intellectual property security agreement (the “IP Security Agreement”), with the Purchasers, both agreements consummated as of the initial Closing Date, February 2, 2005. The Security Agreement grants the Purchasers a first priority security interest in all of our equipment and assets, our receivables, our inventory and all of our corporate documents, instruments, files and records. The IP Security Agreement grants the Purchasers a first priority security interest in all of our intellectual property, including our software, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and trade secrets. The security interests provided for in these agreements will remain in effect until payment in full of all amounts due under the Notes.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 1, 2005, in an arms length transaction not involving any affiliates or related parties, US Wireless Online, Inc. (“USWL”) completed the asset acquisition of Yireless1.NET, LLC, (“YYireless1”) a Pennsylvania limited liability company (“YY1”), in exchange for 1,527,759 restricted shares of USWL restricted common stock, par value $0.001 per share along with a demand promissory note in the amount of $22,760 without interest, cash in the amount of $34,080 and the assumption of certain YY1 liabilities. Consideration was paid to Digerati.biz, Inc., the sole member of YY1, which is owned and controlled by Mr. Timothy Pisula.

The Company relied on an exemption from registration pursuant to Section 4.2 of the Securities Act and Regulation D, Rule 506 to effect the transaction.  There were no commissions paid and the value of the transaction was determined by the board of directors based upon a multiple applied to YY1’s proforma annualized revenue.

YYireless1.Net, LLC (www.yyireless1.net), a wireless broadband communications company providing last-mile Internet access and metropolitan area network (MAN) solutions, is headquartered in Pittsburgh, PA.  YYireless1.net was founded by three former wireless telephony engineers with over 50 years of combined wireless network engineering experience.  The company operates a state-of-the-art wireless broadband network in and around the Pittsburgh metropolitan area using three radio spectrums -- 900 MHz & 2.4 GHz for suburban applications and 5.3-5.8 GHz for high-density, commercial applications. Additionally, the company offers customer-engineered bandwidth and Metropolitan Area Network (MAN) solutions from 256 Kbps to 500 Mbps.

As a result of the acquisition, Mr. Timothy Pisula, CEO of YYireless1.Net, has joined the management team at US Wireless Online as Executive Vice President of Broadband Technology.  Mr. Pisula was named CEO of YYireless1.Net, LLC upon its formation in 2002.  In 1998, he helped found LiveWire Ventures, LLC, an investment and management firm focused on providing software solutions and application service provider (ASP) services to the wireless telecommunications industry, serving as its Chief Technology Officer. He also served the LiveWire group of companies in a number of strategic capacities where he participated in start-up, acquisition and divestiture activities.  Mr. Pisula was previously Vice President and Chief Technology Officer at PriCellular Corporation, a publicly traded telecommunications company, until its 1998 sale to a financial acquirer backed by a subsidiary of AT&T Wireless Services, Inc.  Before joining PriCellular, he spent nine years with AT&T Wireless Services, rising to the position of Vice President, Technical Operations, where was responsible for the company’s network operations in the Northeast Region.  Previously, he held senior management posts in engineering, information technologies and billing services for McCaw Cellular/AT&T Wireless.  Mr. Pisula graduated from the University of Pittsburgh in 1987, with a BS degree in computer and information science.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE COMPANY.

See description above under Item 1.01.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES, SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, WARRANTS, SECURITY AGREEMENT, INTELLECTUAL PROPERTY SECURITY AGREEMENT SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH DOCUMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THIS REPORT.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

(a) The following table sets forth the sales of unregistered securities since the Corporation's last report filed under this item or its last periodic report.

Date	Title and Amount	Purchaser	Underwriter	Total Offering Price/ Underwriting Discounts
February 2, 2005	$1,500,000 principal amount of 8% callable secured convertible notes due January 25, 2008, convertible into shares of Common Stock, issued pursuant to a Securities Purchase Agreement	Private Investors	N/A	$1,500,000 / $48,000
February 2, 2005	Warrants to purchase an aggregate of 3,000,000 shares of common stock issued pursuant to the Securities Purchase Agreement for the 8% callable secured convertible notes	Private Investors	N/A	N/A

The Notes and Warrants listed in the table were issued to a limited number of accredited investors and therefore the transactions were exempt from registration under Section 4(2) of the Securities Act, as transactions not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.

The Company will file financial statements under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

          (b)  Pro forma financial information.

The Company will file pro forma financial information under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

(c) Exhibits.

2.0

Asset Purchase Agreement, dated January 20, 2005 between US Wireless Online, Inc. and YYireless1.net, LLC.

4.8

Securities Purchase Agreement dated as of January 28, 2005 by and among U.S. Wireless Online, Inc. and the Purchasers related to the sale of the Callable Secured Convertible Notes due January 25, 2008, and Warrants.

4.9

Form of 8% Callable Secured Convertible Note due January 25, 2008, issued by U.S. Wireless Online, Inc. to the Purchasers under the Securities Purchase Agreement, dated January 28, 2005.

4.10

Form of Warrant issued to the Purchasers under the Securities Purchase Agreement, dated January 28, 2005.

10.13

Registration Rights Agreement dated as of December 30, 2004 by and among U.S. Wireless Online, Inc. and the Purchasers under the Securities Purchase Agreement, dated January 28, 2005.

10.14

Security Agreement dated as of December 30, 2004 by and among U. S. Wireless Online, Inc. and the Purchasers under the Securities Purchase Agreement, dated January 28, 2005.

10.15

Intellectual Property Security Agreement dated as of December 30, 2004 by and among U.S. Wireless Online, Inc. and the Purchasers under the Securities Purchase Agreement, dated January 28, 2005.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US WIRELESS ONLINE, INC.

DATE:  February 4, 2005

By: /s/ Rick Hughes

Rick Hughes

President and Chief Executive Officer